UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2004

THE YANKEE CANDLE COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	002-15023	04 259 1416

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

16 YANKEE CANDLE WAY
SOUTH DEERFIELD, MASSACHUSETTS 01373

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (413) 665-8306

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 1, 2004, the Board of Directors of The Yankee Candle Company, Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee, elected Carol Meyrowitz as a Class I director of the Company. The Board of Directors also elected Ms. Meyrowitz to the Compensation Committee of the Board of Directors. Ms. Meyrowitz is currently Senior Executive Vice President of The TJX Companies, Inc. and also serves as President of The Marmaxx Group, a division of TJX.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE YANKEE CANDLE COMPANY, INC.

Date: September 3, 2004	By:	/s/ Robert R. Spellman

Robert R. Spellman Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 2, 2004